Exhibit 99.1

Ritter Pharmaceuticals, Inc. and Qualigen, Inc. Announce Merger Agreement

Transaction to Create a Nasdaq-listed Biotechnology Company Focused on Advancing Qualigen’s Cancer and Infectious Disease Therapeutic Development Programs

LOS ANGELES (January 21, 2020) – Ritter Pharmaceuticals, Inc. (Nasdaq: RTTR) (“Ritter Pharmaceuticals” or the “Company”), a developer of therapeutic products that modulate the gut microbiome to treat gastrointestinal diseases, reported that it has entered into a definitive “reverse merger” agreement with Qualigen, Inc. (“Qualigen”), a privately-held company focused on the development and commercialization of novel therapeutic products for the treatment of cancer and infectious diseases, as well as expansion of its flagship FastPack® diagnostic platform, whereby a wholly-owned subsidiary of the Company will merge with and into Qualigen in an all-stock transaction with Qualigen.

Upon completion of the merger, the Company will change its name to Qualigen, Inc., or a similar name selected by Qualigen. The merged company will focus on the development of Qualigen’s nanotechnology therapies for the treatment of cancer and infectious diseases, while also continuing to operate its profitable diagnostic business. Under a separate Contingent Value Right (CVR) agreement, a CVR holder representative will continue to seek opportunities to monetize Ritter Pharmaceuticals’ RP-G28 asset with financial support from Qualigen for a defined period, with the net proceeds of any monetization to be distributed to Ritter Pharmaceuticals’ pre-merger stockholders. In conjunction with the merger transaction, Qualigen has arranged the securing of additional capital from an institutional investor (the “Pre-Closing Financing”) to support funding of its operations and expansion of its clinical development programs.

“The time is right for us to take advantage of our core science and regulatory experience from our diagnostic business and expand into promising cancer therapeutic drugs and devices,” said Michael S. Poirier, President, Chief Executive Officer and Chairman of Qualigen. “With this transaction and our key knowledge in cancer and infectious disease, we look forward to progressing our clinical development programs.”

“Following a rigorous evaluation and diligence process, our Board of Directors has concluded that a merger with Qualigen offers an excellent opportunity to create meaningful value for our stockholders,” said Andrew J. Ritter, Ritter Pharmaceuticals’ President and Chief Executive Officer. “We believe this transaction has the potential to continue our mission to help patients and allows us to continue to seek opportunities to commercialize RP-G28, our therapeutic treatment for lactose intolerance.”

About the Proposed Merger Transaction

On a pro forma basis and based on the number of shares of Ritter Pharmaceuticals common stock to be issued in the merger, the pre-merger Ritter Pharmaceuticals stockholders will own approximately 7.5% of the post-merger combined company and the pre-merger Qualigen stockholders will own approximately 92.5% of the post-merger combined company on a fully-diluted basis, assuming Qualigen raises the minimum amount of additional capital from the institutional investor in the Pre-Closing Financing and the combined company meets Nasdaq listing requirements. The transaction has been approved by the board of directors of both companies.

The merger is expected to close in the second quarter of 2020, subject to the approval of the stockholders of each company, as well as other closing conditions, including among other things, the Registration Statement for the merger shares to be issued being declared effective by the Securities and Exchange Commission, the Company’s common stock to be issued in the merger being approved for listing on Nasdaq, the consummation of the Pre-Closing Financing, and Ritter Pharmaceuticals stockholders’ equity being no less than $0.00 as of immediately prior to the merger. The Merger Agreement may be terminated by the parties under certain circumstances including, among others, by Qualigen if the Company is unable to maintain its listing on Nasdaq up until the Effective Time of the merger.

In addition, Ritter Pharmaceuticals stockholders of record as of immediately prior to the Effective Time of the merger will receive non-transferable CVRs entitling the holders to receive the net proceeds, if any, from any sale, license, transfer, spin-off or other monetizing event of all or any part of the Company’s current business or all or any part of the Company’s intellectual property or technology which is entered into during the period beginning on the date the merger agreement was signed and ending on the third anniversary of the closing date of the merger.

A.G.P./Alliance Global Partners is acting as financial advisor to the Company for the transaction and GreenBlock Capital is acting as financial advisor to Qualigen for the transaction. Reed Smith LLP is serving as legal counsel to the Company and Stradling Yocca Carlson & Rauth is serving as legal counsel to Qualigen.

Management and Organization

Following the merger, Michael S. Poirier, President, Chief Executive Officer and Chairman of Qualigen will be appointed to serve as the post-merger combined company’s chairman, president and chief executive officer. The board of directors for the post-merger combined company will be comprised of seven directors, including one member from Ritter Pharmaceuticals’ legacy board of directors. Members of the Ritter Pharmaceuticals executive team are expected to support Qualigen’s transition into therapeutic clinical development and the public markets under separate consulting agreements.

About Qualigen, Inc.

Qualigen, Inc. (www.qualigeninc.com) is a biotechnology company focused on developing novel therapeutics for the treatment of cancer and infectious diseases, using similar core nanoparticle coating technology from its FDA-approved FastPack® System, which has been used successfully in diagnostics for over 15 years. The Company’s cancer therapeutics pipeline includes ALAN (AS1411-GNP), RAS-F3 and STARS™. ALAN (AS1411-GNP) is a DNA coated gold nanoparticle cancer drug candidate that has the potential to target virtually any cancer type with minimal side effects. RAS-F3 is a small molecule RAS oncogene protein-protein inhibitor for blocking RAS mutations that lead to tumor formation, especially in pancreatic, colorectal and lung cancers. STARS™ is a DNA/RNA-based treatment device for removal from circulating blood of precisely targeted tumor-produced and viral compounds. Its facility in Carlsbad, California, is FDA and ISO Certified and its FastPack® product line is sold worldwide by its commercial partner, Sekisui Diagnostics, LLC.

About Ritter Pharmaceuticals, Inc.

Ritter Pharmaceuticals, Inc. (www.RitterPharma.com, @RitterPharma) develops innovative therapeutic products that modulate the gut microbiome to treat gastrointestinal diseases. The Company is exploring the therapeutic potential that gut microbiome changes may have on treating/preventing a variety of diseases including gastrointestinal diseases, cancer, metabolic, and liver disease.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between Ritter Pharmaceuticals and Qualigen, the parties intend to file relevant materials with the SEC, including a Ritter Pharmaceuticals registration statement on Form S-4 that will contain a combined proxy statement/prospectus/information statement. INVESTORS AND STOCKHOLDERS OF RITTER PHARMACEUTICALS AND QUALIGEN ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RITTER PHARMACEUTICALS, QUALIGEN, THE PROPOSED MERGER AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Ritter Pharmaceuticals with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus/information statement and other documents filed by Ritter Pharmaceuticals with the SEC by written request to: Ritter Pharmaceuticals, Inc., 1880 Century Park East #1000, Los Angeles, Ca 90067, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

No Offer or Solicitation

This communication shall not constitute an offer to sell, the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Ritter Pharmaceuticals, and its directors and executive officers, and Qualigen, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Ritter Pharmaceuticals in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger will be included in the proxy statement/prospectus/information statement referred to above. Additional information about Ritter Pharmaceuticals’ directors and executive officers is included in Ritter Pharmaceuticals’ definitive proxy statement, filed with the SEC on April 26, 2019. These documents are available free of charge at the SEC website (www.sec.gov) and from the Corporate Secretary of Ritter Pharmaceuticals at the address above.

Forward-Looking Statements

Any statements in this press release that are not statements of historical fact constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements regarding the proposed merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the proposed merger, the expected ownership of the combined company and the ability of the combined company to raise additional capital to complete its clinical programs and opportunities relating to or resulting from the merger), and statements regarding the nature, potential approval and commercial success of Qualigen and its product line, the effects of having shares of capital stock traded on the Nasdaq Capital Market, Qualigen’s and the post-merger combined company’s financial resources and cash expenditures. Forward-looking statements are usually identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “ideal,” “may,” “potential,” “will,” “could” and similar expressions. Actual results may differ materially from those indicated by forward-looking statements as a result of various important factors and risks. These factors, risks and uncertainties include, but are not limited to: risks relating to the completion of the merger, including the need for stockholder approval and the satisfaction of closing conditions; risks related to Ritter Pharmaceuticals’ ability to correctly estimate and manage its operating expenses and its expenses associated with the proposed merger pending closing; the cash balances of the combined company following the closing of the merger; the ability of Ritter Pharmaceuticals to remain listed on the Nasdaq Capital Market; the risk that as a result of adjustments to the exchange ratio, Ritter Pharmaceuticals shareholders or Qualigen stockholders could own more or less of the combined company than is currently anticipated; the risk that the conditions to payment under the CVRs will not be met and that the CVRs may otherwise never deliver any value to Ritter Pharmaceuticals stockholders; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the success and timing of regulatory submissions and pre-clinical and clinical trials; regulatory requirements or developments; changes to clinical trial designs and regulatory pathways; changes in capital resource requirements; and other factors discussed in the “Risk Factors” section of Ritter Pharmaceuticals’ most recent annual report, subsequent quarterly reports and in other filings Ritter Pharmaceuticals makes with the SEC from time to time. Risks and uncertainties related to Qualigen that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Qualigen’s plans to research, develop and commercialize its current and future product candidates; the timing of commencement and completion of Qualigen’s planned clinical trials; the timing of the availability of data from Qualigen’s clinical trials; Qualigen’s ability to successfully collaborate with existing collaborators or enter into new collaborations and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Qualigen’s product candidates; Qualigen’s commercialization, marketing and manufacturing capabilities and strategy; Qualigen’s ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Qualigen’s competitors and its industry; the impact of government laws and regulations; Qualigen’s ability to protect its intellectual property position; and Qualigen’s estimates regarding future revenue, expenses, capital requirements and need for additional financing following the proposed transaction. In addition, the forward-looking statements included in this press release represent Ritter Pharmaceuticals and Qualigen’s views as of the date hereof. Ritter Pharmaceuticals and Qualigen anticipate that subsequent events and developments will cause their respective views to change. However, while Ritter Pharmaceuticals and Qualigen may elect to update these forward-looking statements at some point in the future, Ritter Pharmaceuticals and Qualigen specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Ritter Pharmaceuticals’ or Qualigen’s views as of any date subsequent to the date hereof.

Contacts

Investor Contact:

John Beck

310-203-1000

john@ritterpharma.com